Exhibit 10.2

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 23, 2026, by and among NNN REIT, Inc., a corporation formed under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto, and Wells Fargo Bank, National Association, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Third Amended and Restated Credit Agreement dated as of April 16, 2024 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a)
Section 1.1 of the Credit Agreement is amended by deleting the pricing grid set forth at the end of the term “Applicable Margin” in its entirety and inserting the following in lieu thereof:

Level	Borrower's Credit Rating (S&P/Moody's or equivalent)	Applicable Margin for SOFR Loans	Applicable Margin for Base Rate Loans
1	A+/A1 (or equivalent) or better	0.625%	0.000%
2	A/A2 (or equivalent)	0.650%	0.000%
3	A-/A3 (or equivalent)	0.675%	0.000%
4	BBB+/Baa1 (or equivalent)	0.725%	0.000%
5	BBB/Baa2 (or equivalent)	0.800%	0.000%
6	BBB-/Baa3 (or equivalent)	1.000%	0.000%
7	Lower than BBB-/Baa3 (or equivalent)	1.350%	0.350%

(b)
Section 1.1 of the Credit Agreement is amended by deleting the pricing grid set forth at the end of the term “Facility Fee” in its entirety and inserting the following in lieu thereof:

Level	Facility Fee
1	0.100%
2	0.100%
3	0.125%
4	0.150%
5	0.200%
6	0.250%
7	0.300%

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Administrative Agent of the following, each in form and substance satisfactory to the Administrative Agent:

(a) a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and each Lender;

(b) evidence that all fees, expenses and reimbursement amounts due and payable by the Borrower to the Administrative Agent hereunder or under the Credit Agreement, including without limitation, (i) the costs and expenses set forth in Section 6 hereto, and (ii) the reasonable fees and expenses of counsel to the Administrative Agent have been paid; and

(c) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under (1) the organizational documents of the Borrower or any other Loan Party, or (2) any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound, the violation of which indenture, agreement or other instrument could reasonably be expected to have a Material Adverse Effect; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party, other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Issuing Banks.

(c) No Material Adverse Change. Since December 31, 2024, there has been no event, change, circumstance or occurrence that could reasonably be expected to have a Material Adverse Effect.

(d) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations and Borrower. The Borrower hereby reaffirms that the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof after giving effect to this Amendment with the same force and effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement or the other Loan Documents.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated, unless otherwise specifically stated herein. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement (including, for the avoidance of doubt, as amended by this Amendment).

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Third Amended and Restated Credit Agreement to be executed as of the date first above written.

BORROWER:

NNN REIT, INC.

By: /s/ Vincent H. Chao

Name: Vincent H. Chao

Title: Executive Vice President and

Chief Financial Officer

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for NNN REIT, Inc.]

Wells Fargo Bank, National Association, as Administrative Agent and as a Lender

By: /s/ Kate Brown

Name: Kate Brown

Title: Vice President

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for NNN REIT, Inc.]

Bank of america, n.a., as a Lender

By: /s/ Stephanie Whitman

Name: Stephanie Whitman

Title: Senior Vice President

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PNC Bank, National association, as a Lender

By: /s/ Andrew T. White

Name: Andrew T. White

Title: Senior Vice President

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royal bank of canada, as a Lender

By: /s/ Edward McKenna

Name: Edward McKenna

Title: Authorized Signatory

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TRUIST BAnk, as a Lender

By: /s/ Ryan Almond

Name: Ryan Almond

Title: Director

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TD BAnk, N.A., as a Lender

By: /s/ George Skoufis

Name: George Skoufis

Title: Vice President

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U.S. bank National association, as a Lender

By: /s/ Germaine R. Korhone

Name: Germaine R. Korhone

Title: Senior Vice President

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MIzuho bank, ltd., as a Lender

By: /s/ Donna DeMagistris

Name: Donna DeMagistris

Title: Managing Director

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MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Michael Kwabo

Name: Michael Kwabo

Title: Authorized Signatory

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Sumitomo mitsui banking corporation,

as a Lender

By: /s/ Cindy Hwee

Name: Cindy Hwee

Title: Director

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RAYMOND JAMES BANK, as a Lender

By: /s/ Alexander Sierra

Name: Alexander Sierra

Title: SVP